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                DIAGNOSTIC PRODUCTS CORPORATION AND SUBSIDIARIES
                                  EXHIBIT 10.8
                      DESCRIPTION OF CONSULTING ARRANGEMENT
                              WITH FREDERICK FRANK


Frederick Frank, a director of the Company, provides consulting services with respect to technology, product development and corporate matters. He is paid $1,000 per month for such services. There is no written agreement and this arrangement may be terminated at any time by either party.



                                  EXHIBIT 10.8